UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
              (DATE OF EARLIEST EVENT REPORTED): December 30, 2004

                                                               IRS Employer
Commission     Registrant; State of Incorporation;             Identification
File Number    Address; and Telephone Number                   Number
------------   ---------------------------------------------   --------------

1-13739        UNISOURCE ENERGY CORPORATION                    86-0786732
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

1-5924         TUCSON ELECTRIC POWER COMPANY                   86-0062700
               (An Arizona Corporation)
               One South Church Avenue, Suite 100
               Tucson, AZ 85701
               (520) 571-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
--------------------------------------------------------

     In November 2003, UniSource Energy Corporation (UniSource Energy) entered into an Agreement and Plan of Merger (the Agreement) with Saguaro Acquisition Corp. (Saguaro), an affiliate of Saguaro Utility Group L.P. (Saguaro LP), that provided for the acquisition of all of UniSource Energy's outstanding common stock for $25.25 per share by Saguaro. Saguaro LP is an Arizona limited partnership whose general partner is Sage Mountain, L.L.C. and whose limited partners include investment funds associated with Kohlberg Kravis Roberts & Co., L.P., J.P. Morgan Partners, LLC and Wachovia Capital Partners.

     On December 21, 2004, the Arizona Corporation Commission (ACC) voted, at the end of a special open meeting, to deny the application seeking its approval of the proposed acquisition.

     The Agreement provides that in the event that the ACC denies the acquisition, Saguaro or UniSource Energy may terminate the Agreement, and UniSource Energy is obligated to reimburse up to $7 million of Saguaro's expenses.

     On December 30, 2004, Saguaro exercised its right to terminate the Agreement and UniSource Energy paid Saguaro $7 million to cover Saguaro's expenses, pursuant to the terms of the Agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (c) Exhibits

     EXHIBIT NO.   DESCRIPTION
     -----------   -----------

     99.1 Letter, dated December 30, 2004, from Saguaro to UniSource Energy terminating the Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 30, 2004                        UNISOURCE ENERGY CORPORATION
                                           ------------------------------------
                                                      (Registrant)

                                                   /s/ Kevin P. Larson
                                           ------------------------------------
                                               Vice President and Principal
                                                    Financial Officer


Date: December 30, 2004                        TUCSON ELECTRIC POWER COMPANY
                                           ------------------------------------
                                                      (Registrant)

                                                   /s/ Kevin P. Larson
                                           ------------------------------------
                                               Vice President and Principal
                                                    Financial Officer